STOCK PURCHASE AGREEMENT
                            ------------------------



     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into effective this 2nd day of July, 1997, by, between and among JNS Marketing, Inc., a Colorado corporation (sometimes referred to herein as the "Seller" and sometimes referred to herein as the "Company"); J.R.(Jerry) Nelson (sometimes referred to herein as "Nelson"); and Jerrold D. Burden, David Gregarek, Frederick R. Huttner, the Frederick R. Huttner-SEP, and Henry F. Schlueter (sometimes individually referred to as a "Purchaser" and hereinafter collectively, jointly and severally referred to as the "Purchasers").


                             EXPLANATORY STATEMENT


     A. The Company previously entered into certain agreements with Howard and Lacey Arnaiz, Steven and Diane Malcoun, H.D. Arnaiz, Ltd., Omega Resources, a California Limited Partnership, Blazing Sunsets, a Limited Partnership, Matt Lucas, and Cedar Pacific Golf Properties, a Nevada corporation (collectively, the "CPGP Group"), including a Plan and Agreement of Reorganization dated May 14, 1994 whereby each shareholder of Cedar Pacific Golf Properties collectively agreed to transfer all the issued and outstanding shares of common stock in that company to Company in exchange for 22,938,593 shares of common stock, no par value, of the Company to be issued in connection with the Plan and Agreement of Reorganization, subject to the terms, conditions and contingencies set forth in the Plan and Agreement of Reorganization.

     B. Certain contingencies set forth in the Plan and Agreement of Reorganization were not satisfied and, as a result, the Company and the CPGP Group have agreed to rescind the transactions contemplated by the Plan And Agreement of Reorganization as evidenced by that certain Rescission Agreement between the Company and the CPGP Group of even date herewith. Pursuant to the Rescission Agreement, all shares of common stock of the Company issued to the CPGP Group will be returned to the Company and canceled.

     C. The Seller desires to sell, assign, transfer and deliver to the Purchasers newly issued shares of common stock of the Company in amount equal to 22,938,593 shares of common stock which is equal to the number of shares of common stock returned to the Company and canceled by the CPGP Group; and the Purchasers desire to purchase 22,938,593 shares (the "Seller's Shares") from the Company on the terms and conditions hereinafter set forth.


                              TERMS AND CONDITIONS


     NOW THEREFORE, in consideration of the Explanatory Statement that shall be deemed to be a substantive part of this Agreement, the mutual covenants, promises, agreements, representations and warranties contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant, promise, agree, represent and warrant as follows:

     1. Purchase and Sale of the Seller's Shares.

          1.1 Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement, at the Closing on the Closing Date, the Seller shall sell, assign, transfer and deliver to the Purchasers and the Purchasers shall purchase from the Seller, 22,938,593 Seller's Shar es, allocated among the individual Purchasers as follows:

                                                      NUMBER OF
         PURCHASERS                               SHARES PURCHASED
         ----------                               ----------------

         Henry F. Schlueter                           5,734,649
         David Gregarek                               5,734,648
         Frederick R. Huttner                         1,802,318
         Frederick R. Huttner-SEP                     3,932,330
         Jerrold D. Burden                            5,734,648

         Total    22,938,593

          1.2 Purchase Price; Transfer of Securities.

               1.2.1 The full, entire and aggregate purchase price that shall be paid at the Closing on the Closing Date by the Purchaser to the Seller for the Seller's Shares shall be Sixty-five Thousand Dollars ($65,000) (the "Purchase Price"). A deposit in the amount of $70,000 has been previously delivered in escrow by Purchasers and shall be applied to the Purchase Price and the liabilities assumed under Section 1.2.2 below at Closing.

               1.2.2 In addition to payment of the Purchase price, Purchasers agree to assume those liabilities specifically identified in Section 3.1.13, but only in an amount not to exceed $5,000.

               1.2.3 The Seller shall deliver to the Purchasers at the Closing on the Closing Date, an aggregate of 22,938,593 shares of common stock, which shares shall be validly issued, full paid and non-assessable upon issuance in accordance with the terms of this Agreement.

               1.2.4 Purchasers shall not acquire any interest whatsoever in and to that certain wholly owned subsidiary of the Company, Cedar Pacific Golf Properties, a Nevada corporation, because the transaction in which the Company was to acquire that subsidiary is being rescind ed concurrently. The CPGP Group shall assume all ownership in said corporation pursuant to the terms of the Rescission Agreement and shall hold Purchasers harmless, indemnifying them against any liability or claim arising from said corporation. Representations made by Seller under paragraph 3 below, concerning the Company are made inclusive of said corporation.

     2. Closing. The closing of the purchase and sale of the Seller's Shares provided for by this Agreement (referred to throughout this Agreement as the "Closing") shall take place at the offices of Levine Hughes & Mithuen, Inc., 6025 South Quebec Street, Suite 325, Englewood, CO 80111 on August 7, 1997, at ten o'clock a.m., or at such other date and time as the parties may mutually agree. The time, place and date of Closing are referred to throughout this Agreement as the "Closing Date."

     3. Representations and Warranties.

          3.1 Representations and Warranties of Nelson and the Company. Nelson and the Company represent and warrant to the Purchasers that:

               3.1.1 Ownership of Seller's Shares. The Seller's Shares are free and clear of any and all security interests, agreements, restrictions, claims, liens claims, pledges and encumbrances of any nature or kind. The Company has the absolute and unconditional right to issue , sell, assign, and transfer

Seller's Shares in accordance with the terms and conditions of this Agreement. Further, Seller has the absolute right to cancel the shares being returned to the Company under the Rescission Agreement by the CPGP Group. Both the Company and the Purchasers have relied on the representations of the CPGP Group in entering into this Agreement.

               3.1.2 Due Organization; Good Standing; Authority of the Company. The Company is a corporation duly organized, validly existing as a corporation, and in good standing under the laws of the State of Colorado. The Company has full right, power, and authority to own its properties and assets, and to carry on its business. The Company is duly licensed, qualified and authorized to do business as a foreign corporation, and is in good standing, in each jurisdiction in which the properties and assets owned by it or the nature of the business conducted by it makes such licensing, qualification and authorization legally necessary. A complete and correct copy of each of the Company's Articles of Incorporation, as amended to the date of this Agreement, (the "Charter") certified by the Secretary of State of the State of Colorado (the "Department"), bylaws, as amended to the date of this Agreement, (the "Bylaws"), and a list of the shareholders of the Company, certified by the Company' transfer agent, are attached to this Agreement as Exhibits 1, 2 and 3, respectively, and are incorporated by reference herein. The Charter and the Bylaws are in full force and effect, and the Company is not in breach or violation of any of the provisions thereof. The minute books of the Company containing the minutes of the meetings of the stockholders of the Company and the board of directors of the Company, which were heretofore made available to the Purchaser for examination, are complete and correct and accurately reflect all proceedings of the stockholders of the Company and the board of directors of the Company.

               3.1.3 Validity of Agreement. The Company has the legal capacity and authority to enter into this Agreement. This Agreement is a valid and legally binding obligation of the Company and is fully enforceable against the Company in accordance with its terms, except as su ch enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

               3.1.4 Capitalization; the Company's Stock; Related Matters. The Company's authorized capital stock consists of 50,000,000 shares of common stock, no par value of which 2,268,652 shares are issued and outstanding (exclusive of the shares cancelled under the Rescission Agreement and the shares to be issued under this Agreement). There are no other authorized classes of capital stock of the Company. The outstanding shares have been duly, legally and validly issued, and are fully-paid and non-assessable. Upon payment therefor in accordance with this Agreement, the Seller's shares being issued to Purchasers will be duly, legally and validly issued shares of the Company's common stock, and will be fully paid and non-assessable. Shares issued by the Company to Purchaser s at the Closing on the Closing Date pursuant to this Agreement will transfer full legal and equitable title to not less than 90% of the issued and outstanding common stock of the Company.

               3.1.5 Options, Warrants and Other Rights and Agreements Affecting The Company's Capital Stock. The Company has no authorized preferred or outstanding options, warrants, calls, subscriptions, rights, convertible securities or other securities [as defined in the federa l Securities Act of 1933 (hereinafter "Securities")] or any commitments, agreements, arrangements or understandings of any kind or nature obligating the Company in any such case, to issue shares of the Company's capital stock or other Securities or securities convertible into or evidencing the right to purchase shares of the Company's capital stock or other Securities. Neither the Seller nor the Company is a party to any agreement, understanding, arrangement or commitment, or bound by any Articles of Incorporation or bylaw provision which creates any rights in any Person with respect to the authorization, issuance, voting, sale or transfer of any shares of the Company's capital stock or other Securities. No shareholder of the Company has any right of the first refusal, nor any preemptive rights, in connection with the issuance of securities of common stock of the Company.

               3.1.6 No Subsidiaries. The Company does not have any subsidiaries and does not, directly or indirectly, own any interest in or control any corporation, partnership, joint venture, or other business entity, except Cedar Pacific Golf Properties, a Nevada corporation, r epresented as a wholly-owned subsidiary of the Company, and which shall cease to have any ownership or interest in said subsidiary pursuant to the aforementioned Rescission Agreement.

               3.1.7 Agreement Not in Conflict with Other Instruments; Required Approvals Obtained. The execution, acknowledgment, sealing, delivery, and performance of this Agreement by the Seller and the consummation of the transactions contemplated by this Agreement will not (a) violate or require any registration, qualification, consent, approval, or filing under, (i) any law, statute, ordinance, rule or regulation (hereinafter collectively referred to as "Laws") of any federal, state or local government (hereinafter collectively referred to as "Governments") or any agency, bureau, commission or instrumentality of any Governments ("hereinafter collectively referred to as "Governmental Agencies"), or (ii) any judgment, injunction, order, writ or decree of any court, arbitrator, Government or Governmental Agency by which the Company or any of its assets or Properties is bound; (b) conflict with, require any consent, approval, or filing under, result in the breach or termination of any provision of, constitute a default under, result in the acceleration of the performance of the Company's obligations under, or result in the creation of any claim, security interest, lien, charge, or encumbrance upon any of the Company's properties, assets, or businesses pursuant to, (i) the Company's Charter or Bylaws, (ii) any indenture, mortgage, deed of trust, license, permit, approval, consent, franchise, lease, contract, or other instrument or agreement to which the Company is a party or by which the Company or any of the Company's assets or properties is bound, or (iii) any judgment, injunction, order, writ or decree of any court, arbitrator, Government or Governmental Agency by which the Company or any of its assets or properties is bound.

               3.1.8 Licenses; Permits; Related Approvals. The Company possesses all licenses, permits, consents, approvals, authorizations, qualifications, and orders ("hereinafter collectively referred to as "Permits") of all Governments and Governmental Agencies lawfully require d to enable the Company to conduct its business in all jurisdictions. All of the Permits are in full force and effect, and no suspension, modification or cancellation of any of the Permits is pending or threatened.

               3.1.9 Legal Proceedings. There is no action, suit, proceeding, claim, arbitration, or investigation by any Government, Governmental Agency or other Person (i) pending to which the Company is a party, (ii) threatened against or relating to the Company or any of the Co mpany's assets or businesses, (iii) challenging the Company's right to execute, acknowledge, seal, deliver, perform under or consummate the transactions contemplated by this Agreement, or (iv) asserting any right with respect to any of the Seller's Shares, and there is no basis for any such action, suit, proceeding, claim, arbitration or investigation.

               3.1.10 Financial Statements; Undisclosed Liabilities. Attached hereto as Exhibit 4 and incorporated by reference herein is a financial statement in a form subject to approval by Purchasers and prepared by Levine, Hughes & Mithuen, Certified Public Accountants, with an ending date of May 31, 1997 (hereinafter referred to as the "Financial Statement"). The Financial Statement is prepared in accordance with the books and records of the Company, is true, correct and complete, accurately presenting the Company's financial position, all in conformity with generally accepted accounting principles and practices applied on a consistent basis during each period and on a basis consistent with that of prior periods. Specifically, the finances of the Company are represented to be auditable; nothing contained in the Financial Statement or the information relied on to create the Financial Statement prevents an audit of the Company to standards acceptable to the United States Securities and Exchange Commission, except (i) as disclosed in the Financial Statement and (ii) as disclosed in this Agreement. There is no basis for assertion against the Company of any claim, liability or obligation not fully disclosed in the Financial Statement. All prepaid items set forth in the Company's Financial Statement have been properly accrued.

               3.1.11 Tax Matters. Because of the inactive nature of the Company as represented inss.3.1.13 below, the Company has not filed, with any appropriate Governmental Agencies, any tax returns, information returns, and reports. Further, the Company was not required to make any such filings. The Company has no liabilities for taxes (including taxes withheld from employees' salaries and other withholding taxes and obligations), interest, penalties, assessments or deficiencies owed to any taxing authorities. There are and have not been any claims by the Internal Revenue Service ("IRS"), or any state taxing authorities, for taxes due and payable by the Company. There are and have not been any deficiencies or assessments claimed, made or settled against the Company. Any and all tax related matters are contained in and are fully provided for in the Financial Statement (seess.3.1.10 above). The Company has not adopted a plan of complete liquidation under the Internal Revenue Code of 1986, as amended (the "Code"), or filed a consent pursuant to Section 341(f) of the Code. The Company is not a party to, and is not aware of, any pending or threatened action, suit, proceeding, or assessment against it for the collection of taxes by any Governmental Agency. Neither the Company nor Nelson make any representations or warranties with respect to tax loss carry-forwards.

               3.1.12 Controlled Group. The Company is not a member of a commonly controlled group of trades or businesses, an affiliated service group, or an employee leasing arrangement under Section 414 of the Code.

               3.1.13 Inactive Nature of Company. The Company is not actively engaged in any business operations and has no material tangible assets, real or personal, has no employees other than a President and Secretary and is not a party to any agreements, contracts, leases, secu rity agreements, employment agreements, collective bargaining agreements, employee benefit plans, pension plans, profit sharing agreements, stock option agreements, licenses, permits, promissory notes, loan agreements, security agreements, mortgages or other contracts or agreements, except for the contracts and agreements relating to the Plan and Agreement of Reorganization and has no liabilities or obligations of any nature or kind, known or unknown, whether absolute, contingent, or otherwise except as follows:

        Levine Hughes & Mithuen, CPAs                          $ 8,000
        John Brasher, Attorney at Law                          $ 3,000
        American Securities Transfer and Trust, Inc.           $ 2,000*
        Nelson Billing                                         $ 5,000

        *$1,820 as of the last billing statement

               3.1.14 Full Disclosure. This Agreement (including the Exhibits hereto) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein not misleading. There is no fact known to the Company n ot disclosed in this
Agreement which materially, adversely, affects the accuracy of the representations and warranties contained in this Agreement, including, but not limited to, the Company's financial condition, results of operations, business, and prospects.

               3.1.15 No Brokerage. Seller has not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finder's fees, agent's commissions, or the like in connection with this Agreement or the transactions contemplated hereby.

               3.1.16  Conduct of Business in  Compliance  with  Regulatory  and
Contractual Requirements. The Company has conducted and is conducting its business in compliance with all applicable laws of all governments and governmental agencies. Neither the real or personal properties owned, leased, operated or occupied by the Company, nor the use, operation or maintenance thereof, (i) violates any law or regulation of any government or governmental agency, including the Securities Act, or (ii) violates any restrictive or similar covenant, agreement, commitment, understanding or arrangement.

               3.1.17 Reliance on Representations. The Company represents and confirms it understands the significance of these representations made herein to Purchasers, individually and as a group, who are acquiring the Seller's Shares and relying on said representations as contai ned within this Agreement.

               3.1.18 Other Representations and Obligations Arising Therefrom. By separate agreement entitled "Rescission Agreement" the Company received representations from a previous control group of the Company. The Company's representations and warranties as expressed herein ar e without limitation. As further consideration for the Purchasers, acquisition of the Seller's shares under this Agreement, and to induce Purchasers to enter into this Agreement, Nelson agrees to escrow 400,000 shares of the Company's stock (which represents approximately forty percent of all stock of the Company held by him or in which he has an interest), for a period of fifteen months from the date of this Agreement subject to forfeiture to Purchasers for breach of the representations and warranties of the Company contained in this Agreement or for other breaches of this Agreement by the Company, as described in Section 5 below.

          3.2 Representations and Warranties of the Purchasers. Each of the Purchasers severally (and not jointly) represents and warrants to Seller as follows:

               3.2.1 Power. Each Purchaser has all requisite power to enter into this Agreement and to perform his respective obligations hereunder.

               3.2.2 Authorization and Validity of Documents. The execution, acknowledgment, sealing, delivery, and performance of this Agreement by each Purchaser, and the consummation by each Purchaser of the transactions contemplated hereby, have been duly and validly authorized by each Purchaser. This Agreement has been duly executed, acknowledged, sealed and delivered by each Purchaser and is a legal, valid, and binding obligation of each Purchaser, enforceable against each Purchaser in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

               3.2.3 Investment Intent. Each Purchaser is acquiring the Seller's Shares for investment only, for the Purchaser's own account, and not with a view to, offer for sale or to sell in connection with, the distribution or transfer thereof. Seller's Shares are not being pu rchased for subdivision or fractionalization thereof; and the Purchasers have no contract, undertaking, agreement or arrangement with any Person to sell, hypothecate, pledge, donate or otherwise transfer (with or without consideration) to any such Person any of the Seller's Shares which each Purchaser is acquiring hereunder, and each Purchaser has no present plans or intention to enter into any such contract, undertaking, agreement or arrangement.

               3.2.4 No Brokerage. The Purchasers have not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finder's fees, agent's commissions, or the like in connection with this Agreement or the transactions contemplated hereby.

     4. Additional Covenants of the Parties. At the Closing on the Closing Date:

          4.1 Resignations of Officers and Directors of the Company. The resignation of each of the Company's officers and directors effective no later than the Closing on the Closing Date in a form acceptable to Purchasers shall have been executed and delivered to Purchasers by each s uch officer and director, and Messrs. Gregarek, Huttner and Schlueter shall have been duly elected to the Board of Directors of the Company.

          4.2 Rescission of Plan and Agreement of Reorganization. Prior to or simultaneously with the Closing, the Company and the CPGP Group shall have entered into a Rescission Agreement to rescind the Plan and Agreement of Reorganization under which all shares of common stock issue d to the CPGP Group will have been returned to the Company for cancellation. The Rescission Agreement shall be satisfactory to the Purchasers in all respects, and if it is not satisfactory, the Purchasers in their sole and absolute discretion may elect to terminate this Agreement and receive a full and complete refund of all moneys paid to the Company, without any further liability or obligation of the Purchasers to Seller.

     5. Indemnification.

          5.1 Nelson and the Seller shall defend, indemnify and hold harmless the Purchasers, their agents, servants and employees, and their respective heirs, personal and legal representatives, guardians, successors and assigns, from and against any and all claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses (including attorneys' and experts' fees and court costs), excluding the liabilities assumed by Purchasers pursuant to Section 1.2.3, of every kind and nature arising out of, resulting from, or in connection with:

               5.1.1 Any misrepresentation or breach by Seller or any member of the CPGP Group of any representation or warranty contained in this Agreement or in the Rescission Agreement;

               5.1.2 Any nonfulfillment, failure to comply or breach by Seller of or with any covenant, promise or agreement of the Seller contained in this Agreement or of any number of the CPGP Group in the Rescission Agreement; and

               5.1.3 Any act, failure to act or omission prior to the Closing Date by the Seller or by any member of the CPGP Group.

               5.1.4 Any act, matter or thing prior to the Closing Date.

Neither Nelson nor the Seller shall have any obligation to indemnify Purchasers from and against any adverse consequences resulting from, arising out of, relating to, in the nature of, or caused by the breach of any representation or warranty of the Company or Nelson contained in this Agreement or made by the CPGP Group in the Rescission Agreement until Purchasers have suffered adverse consequences in excess of $5,000 in the aggregate without regard to whether such adverse consequence involves a single breach or incident or multiple breaches or incidents (after which point Nelson and the Company will be obligated jointly and severally to indemnify Purchasers from and against all such further Adverse Consequences in excess of the $5,000 minimum set forth herein).

          5.2 Escrowed Stock. Purchasers agree to accept the forfeiture of the Company's Stock owned by Nelson and escrowed pursuant to Section 3.1.18 above, at a value equal to the greater of $0.25 per share (subject to a proportionate adjustment for any reverse or forward stock-splits) or its fair market value before pursuing any other or further remedies resulting from imposition of this indemnification provision. For purposes of this Section, the fair market value of the stock shall be the average of the closing bid price for the thirty days immediately preceding the breach (if any).

          5.3 Indemnification by Purchasers. Purchasers shall defend, indemnify and hold harmless the Seller, its officers, directors, agents and its successors and assigns, from and against any and all claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, pr oceedings, demands, damages, losses, costs and expenses (including attorneys' and experts' fees and court costs) of every kind and nature arising out of, resulting from, or in connection with:

               5.3.1 Any misrepresentation, omission or breach by Purchasers of any representation or warranty contained in this Agreement, provided that indemnity of the Purchasers with respect hereto shall be several and not joint and shall relate only to representations and warr anties made by and relating to each individual Purchaser; and

               5.3.2 Any nonfulfillment, failure to comply or breach by the Purchaser of or with any covenant, promise or agreement of the Purchasers contained in this Agreement.

     6. Miscellaneous.

          6.1 Survival of Representations, Warranties, and Agreements. All of the representations, warranties, covenants, promises and agreements of the parties contained in this Agreement (or in any document delivered or to be delivered pursuant to this Agreement or in connection with the Closing) shall survive the execution, acknowledgment, sealing and delivery of this Agreement and the consummation of the transactions contemplated hereby. Return of the stock escrowed pursuant to Section 3.1.18., above, has no relation to this provision and is to have no legal or equitable consequence to the rights and liabilities arising herefrom.

          6.2 Certain Definitions. As used throughout this Agreement, the following terms have the following meanings:

               "Affiliate" has the meaning ascribed to such term in Rule 405 promulgated under the Securities Act, as such rule is in effect on the date hereof.

               "Person" means an individual, partnership, corporation, trust, unincorporated organization, government, or agency or political subdivision of a government.

               "Securities Act" means the Securities Act of 1933, or any similar
Federal  statute,   and  the  rules  and  regulations  of  the  SEC  promulgated thereunder, all as the same shall be in effect at the relevant time.

          6.3 Notices. All notices, requests, demands, consents, and other communications which are required or may be given under this Agreement (collectively, the "Notices") shall be in writing and shall be given either (a) by personal delivery against a receipted copy, or (b) by cer tified or registered U.S. mail, return receipt requested, postage prepaid, to the following addresses:

               (i) If to Seller:

                   JNS Marketing , Inc.
                   6521 West Calhoun Place
                   Littleton, CO  80123

              (ii) If to the Purchasers:

                   c/o Henry F. Schlueter, Esq.
                   Schlueter & Associates, P.C.
                   1050 17th Street, Suite 1700
                   Denver, Colorado  80265

             (iii) If to the Escrow Agent:

                   Levine Hughes & Mithuen, Inc.
                   Attn: Raymond Saitta
                   6025 South Quebec Street, Suite 325
                   Englewood, CO  80111

              (iv) If to J.R.(Jerry) Nelson:

                   J.R. (Jerry) Nelson
                   c/o Nordstrom, Forbes & Lincoln, Incorporated
                   6521 W. Calhoun Place
                   Littleton, Colorado 80123

or to such other address of which written notice in accordance with this Section
6.3 shall have been provided by such party. Notices may only be given in the manner hereinabove described in this Section 6.3 and shall be deemed received when given in such manner.

          6.4 Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the full, entire and integrated agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, correspondence, understandings and agreement s among the parties hereto respecting the subject matter hereof.

          6.5 Assignability. This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties hereto; provided, however, that the Purchaser may, without the prior written consent of any other party, assign its interest in this Agreement to any Affiliate of the Purchaser if such Affiliate undertakes to perform the Purchaser's obligations hereunder that shall have been so assigned, and upon, from and after such assignment the Purchaser shall have no further liabilities, obligations or duties in respect of the rights, obligations and duties so assigned.

          6.6 Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, each other Person who is indemnified under any provision of this Agreement, and their respective heirs, personal and legal representatives, guardians, successors and, in the case of Purchaser, its permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights, remedies, obligations, or liabilities.

          6.7 Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating or rendering unenforceable the remaining pro visions of this Agreement.

          6.8 Amendment; Waiver. No provision of this Agreement may be amended, waived, or otherwise modified without the prior written consent of all of the parties hereto. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement herein contained. The waiver by any party hereto of a breach of any provision or condition contained in this Agreement shall not operate or be construed as a waiver of any subsequent breach or of any other conditions hereof.

          6.9 Section Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          6.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          6.11 Applicable Law. This Agreement is made and entered into, and shall be governed by and construed in accordance with, the laws of the State of Colorado.

          6.12 Remedies. The parties hereto acknowledge that the Seller's Shares are unique; that any claim for monetary damages may not constitute an adequate remedy; and that it may therefore be necessary for the protection of the parties and to carry out the terms of this Agreement to apply for the specific performance of the provisions hereof. It is accordingly hereby agreed by all parties that no objection to the form of the action or the relief prayed for in any proceeding for specific performance of this Agreement shall be raised by any party, in order that such relief may be expeditiously obtained by an aggrieved party. All parties may proceed to protect and enforce their rights hereunder by a suit in equity, transaction at law or other appropriate proceeding, whether for specific performance or for an injunction against a violation of the terms hereof or in aid of the exercise of any right, power or remedy granted hereunder or by law, equity or statute or otherwise. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice its rights, powers or remedies, and no right, power or remedy conferred hereby shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

          6.13 Further Assurances. Seller, by its officers and directors, jointly and severally agree to execute, acknowledge, seal and deliver, after the date hereof, without additional consideration, such further assurances, instruments and documents, and to take such further actions, as the Purchaser may request in order to fulfill the intent of this Agreement and the transactions contemplated hereby.

          6.14 Lock-Up Agreement. Concurrently with the execution of this Agreement, Nelson is entering into a lock-up agreement in the form attached hereto as Exhibit 5.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal, with the intention of making it a sealed instrument, on the date first above written.

JNS Marketing, Inc.                          Purchasers:

By:
   --------------------------------          -----------------------------------
   J.R.(Jerry) Nelson, President             Jerrold D. Burden

ATTEST:                                      -----------------------------------
                                             David Gregarek

------------------------------               -----------------------------------
                                             Frederick R. Huttner
------------------------------
  (Print Name and Title of                   -----------------------------------
      Party Attesting)                       Frederick R. Huttner-SEP

                                             -----------------------------------
                                             Henry F. Schlueter

J.R.(Jerry) Nelson

---------------------------------
J.R.(Jerry) Nelson, an Individual